Exhibit 99.1

Williams Industrial Services Group Inc. | 100 Crescent Centre Parkway, Suite 1240 | Tucker, GA 30084

FOR IMMEDIATE RELEASE

Williams Industrial Services Group Provides Update on Contracts

No Change to 2022 Financial Guidance

ATLANTA, GA, February 7, 2022 – Williams Industrial Services Group Inc. (NYSE American: WLMS) (“Williams” or the “Company”), a construction and maintenance infrastructure services company, today provided additional information related to its 2022 financial guidance issued on January 28, 2022. At that time, the Company disclosed that one of its largest customers had transferred certain work to a competitor. This has continued to occur, such that several multi-year contracts for nuclear decommissioning, currently worth approximately $360 million in backlog for 2022 through 2029, are expected to be lost, including $30 million for 2022 and $50 million for 2023. However, the Company’s previously issued guidance incorporated the $30 million impact for 2022 and thus remains unchanged. The Company is pursuing legal action, where appropriate, against ex-Williams employees and the competitor involved in this situation.

“We regret the loss of this long-term nuclear decommissioning work in our backlog,” said Tracy Pagliara, President and CEO of Williams. “On the other hand, the contracts in question did not represent a significant amount of our gross profit in any particular year – including the current one. We remain committed to keeping as much business with this customer as possible. At the same time, we continue to aggressively target other growth opportunities within our end markets, which are expected to expand in the future as a result of the Infrastructure Act of 2021. With this in mind, we are confident in our 2022 guidance and our ability to win new awards, in higher-margin areas, to offset such business going forward. Importantly, these losses were not tied to performance and thus do not affect our reputation or diminish our ability to serve our customers across the board. Our balance sheet and liquidity remain strong, as does our resolve to return Williams to improved results in the quarters to come.”

Williams’ total backlog as of December 31, 2021, excluding the lost decommissioning contracts, was approximately $275 million.

About Williams

Williams Industrial Services Group has been safely helping plant owners and operators enhance asset value for more than 50 years. The Company is a leading provider of infrastructure related services to blue-chip customers in energy and industrial end markets, including a broad range of construction maintenance, modification, and support services. Williams’ mission is to be the preferred provider of construction, maintenance, and specialty services through commitment to superior safety performance, focus on innovation, and dedication to delivering unsurpassed value to its customers.

Additional information about Williams can be found on its website: www.wisgrp.com.

Forward-looking Statement Disclaimer

This press release contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the Company’s ability to perform in accordance with guidance, build and diversify its backlog and convert backlog to revenue, realize opportunities, including receiving contract awards on outstanding bids and successfully pursuing future opportunities, benefit from potential growth in the Company’s end markets, including from increased infrastructure spending by the U.S. federal government, and successfully achieve its growth, strategic and business development initiatives, including decreasing the Company’s outstanding indebtedness, future demand for the Company’s services, and expectations regarding future revenues, cash flow, and other related matters. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, some of which have been, and may further be, exacerbated by the COVID-19 pandemic, including the Company’s level of indebtedness and ability to make payments on, and satisfy the financial and other covenants contained in, its debt facilities, as well as its ability to engage in certain transactions and activities due to limitations and covenants contained in such facilities; its ability to generate sufficient cash resources to continue funding operations and the possibility that it may be unable to obtain any additional funding as needed or incur losses from operations in the future; exposure to market risks from changes in interest rates; failure to maintain effective internal control over financial reporting and disclosure controls and procedures; the Company’s ability to attract and retain qualified personnel, skilled workers, and key officers; failure to successfully implement or realize its business strategies, plans and objectives of management, and liquidity, operating and growth initiatives and opportunities, including its expansion into international markets and its ability to identify potential candidates for, and consummate, acquisition, disposition, or investment transactions; the loss of, or reduction in business from, one or more of its significant customers; its competitive position; market outlook and trends in the Company’s industry, including the possibility of reduced investment in, or increased regulation of, nuclear power plants, declines in public infrastructure construction, and reductions in government funding; the failure of the Company and its end markets to benefit from the recently enacted 2021 Infrastructure Act ; costs exceeding estimates the Company uses to set fixed-price contracts; harm to the Company’s reputation or profitability due to, among other things, internal operational issues, poor subcontractor performances or subcontractor insolvency; potential insolvency or financial distress of third parties, including customers and suppliers; the Company’s contract backlog and related amounts to be recognized as revenue; its ability to maintain its safety record, the risks of potential liability and adequacy of insurance; adverse changes in the Company’s relationships with suppliers, vendors, and subcontractors; compliance with environmental, health, safety and other related laws and regulations; limitations or modifications to indemnification regulations of the U.S. or Canada; the Company’s expected financial condition, future cash flows, results of operations and future capital and other expenditures; the impact of general economic conditions including the current economic disruption and any recession resulting from the COVID-19 pandemic; the impact of the COVID-19 pandemic on the Company’s business, results of operations, financial condition, and cash flows, including the potential for additional COVID-19 cases to occur at the Company’s active or future job sites, which potentially could impact cost and labor availability; the impact of supply chain constraints and labor shortages related to the COVID-19 pandemic; the uncertainty surrounding and the potential impact of the federal vaccination mandate on the Company’s labor supply and future results of operations, as well as any impact of such mandate on the Company’s customers; information technology vulnerabilities and cyberattacks on the Company’s networks; the Company’s inability to efficiently implement IT or ERP system upgrades; the Company’s failure to comply with applicable laws and regulations, including, but not limited to, those relating to privacy and anti-bribery; the Company’s participation in multiemployer pension plans; the impact of any disruptions resulting from the expiration of collective bargaining agreements; uncertainties surrounding any pending litigation; the impact of natural disasters and other severe catastrophic events (such as the ongoing COVID-19 pandemic); the impact of changes in tax regulations and laws, including future income tax payments and utilization of net operating loss and foreign tax credit carryforwards; volatility of the market price for the Company’s common stock; the Company’s ability to maintain its stock exchange listing; the effects of anti-takeover provisions in the Company’s organizational documents and Delaware law; the impact of future offerings or sales of the Company’s common stock on the market price of such stock; expected outcomes of legal or regulatory proceedings and their anticipated effects on the Company’s results of operations; and any other statements regarding future growth, future cash needs, future operations, business plans and future financial results.

Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the section of the Annual Report on Form 10-K for its 2020 fiscal year titled “Risk Factors.” Any forward-looking statement speaks only as of the date of this press release. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly.

Investor Contact:

Chris Witty

Darrow Associates

646-345-0998

cwitty@darrowir.com

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